United States

Securities and Exchange Commission
Washington, D. C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2013

Kansas City Life Insurance Company

 (Exact Name of Registrant as Specified in Charter)

Missouri	001-33348	44-0308260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Broadway
Kansas City, Missouri	64111-2565
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (816) 753-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 22, 2013, Kansas City Life Insurance Company (the “Company”) announced that Charles R. Duffy, Jr., Senior Vice President, Operations, has notified the Company of his intent to retire effective August 30, 2013.

A copy of the Company’s press release announcing Mr. Duffy’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Kansas City Life Insurance Company dated July 22, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY
(Registrant)

Date:	July 22, 2013	By:	/s/ A. Craig Mason, Jr.
A. Craig Mason Jr.
Senior Vice President, General Counsel and Secretary